UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a – 101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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GRIFFON CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Board of Directors recommends a vote FOR the election of directors. 1. ELECTION OF THE FOLLOWING NOMINEES: Henry A. Alpert Blaine V. Fogg William H. Waldorf Joseph J. Whalen O Nominee #12 O Nominee #13 The Board of Directors recommends a vote FOR the approval of the ratification of the selection by our audit committee of Grant Thornton LLP. 2. Ratification of the selection by our audit committee of Grant Thornton LLP to serve as our independent registered public accounting firm for fiscal 2010. 3. Upon such other business as may properly come before the meeting or any adjournment thereof. NOMINEES: Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of GRIFFON CORPORATION To Be Held On: February 4, 2010 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at: http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=03170. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before January 21, 2010. Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=03170, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. The annual meeting will be held at the offices of Dechert LLP, 1095 Avenue of Americas, New York, NY 10036, on Thursday, February 4, 2010 at 10:00 a.m. You may obtain directions to the meeting by accessing the following website: http://www.dechert.com/offices/directions.jsp?id=8. TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail.